FIRST AMENDMENT TO

AMENDED AND RESTATED LICENSE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT (the "Amendment") is made effective as of January 1, 2015 (the "Effective Date"), by and between Cyberonics Inc., a corporation organized under the laws of the State of Delaware whose principal place of business is at 100 Cyberonics Blvd., Houston, Texas  77058 ("CYBX"), and Flint Hills Scientific, L.L.C., a limited liability company organized under the laws of the State of Kansas and whose principal place of business is at 900 Massachusetts Street, Suite 500, Lawrence, Kansas  66044 ("FHS")(CYBX and FHS each referred to as a “Party,” or collectively as the “Parties”).

RECITALS

WHEREAS, FHS and CYBX entered into a License Agreement effective October 19, 2009 (“Original License”), granting CYBX a license under certain patents and patent applications;

WHEREAS, the Parties amended and restated the Original License in the Amended and Restated License Agreement effective as of January 1, 2011 (“Amended & Restated License”); and

WHEREAS, the Parties now desire to amend the Amended and Restated License to clarify certain rights and obligations therein.

NOW, THEREFORE, CYBX and FHS, acknowledging the sufficiency of consideration received and intending to be legally bound, agree as follows:

1.	Articles 2.2and 2.3 of the Amended & Restated License are deleted in their entirety and the following terms are substituted therefor:

“2.2  “Brain-Based Invention”  ***

“2.3  “Brain-Based Services”  ***

2.	Articles 8.1, 8.2, 8.3 and 8.4 of the Amended & Restated License are deleted in their entirety, and the following terms are substituted therefor:

“8.1*** Consulting Services.  On and after January 1, 2015, CYBX and *** may mutually agree that *** will perform consulting services for CYBX.  ***

“8.2Brain-Based Services.  ***

“8.3Terms and Conditions Applicable to Consulting Services.

8.3.1All consulting services by *** pursuant to Article 8.1 or Article 8.2 shall be performed at such times and places as are mutually acceptable to CYBX and ***, but in any event, such services shall not interfere or conflict with the regular job duties or obligations of ***.

8.3.2[Reserved]

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

CYBX – FHS Amendment to Amended & Restated License Agreement

8.3.3FHS shall invoice CYBX for all consulting services pursuant to Article 8.1 or Article 8.2, regardless of the nature of the services, within thirty (30) days following the end of each month during which such services are performed, and CYBX shall make payments to FHS for such invoices within thirty (30) days after receipt thereof.  The failure of FHS to provide invoices to CYBX on a timely basis shall not deprive FHS of its right to receive payment of such invoices.

8.3.4In connection with each request by CYBX to *** for consulting services under Article 8.1 or Article 8.2, CYBX and *** shall agree in advance to an estimate of the number of hours required to complete the requested services.  *** shall not expend more than the estimated number of hours for the requested services without first obtaining the consent of CYBX.

8.3.5[Reserved].”

“8.4Termination of Consulting Services.

8.4.1[Reserved]

8.4.2On and after January 1, 2015, ***

8.4.3[Reserved]”

3.	All other terms and conditions in the Amended & Restated License remain in full force and effect.

Flint Hills Scientific, L.L.C.
By:	***
Name: ***

Cyberonics, Inc.
By:	/s/ Daniel J. Moore
Daniel J. Moore
Chief Executive Officer

***	Portions of this page have been omitted pursuant to a Confidential Treatment request and filed separately with the Commission.

CYBX – FHS Amendment to Amended & Restated License Agreement